UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 2004

                               Axeda Systems Inc.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                   000-26287       23-2763854
       -----------------------     ------------    -------------------
       (State or other juris-      (Commission      (IRS Employer
        diction of incorporation)   File Number)     Identification No.)


                       21 Oxford Road, Mansfield, MA 02048
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (508)-337-9200

                                       N/A
        ----------------------------------------------------------------
                   (Former name or former address, if changed
                               since last report.)



ITEM 5. Other Events and Regulation FD Disclosure.

On June 30, 2004 the Company issued a press release announcing that it has been awarded a patent from the United States Patent and Trademark Office for a key element of its Firewall-Friendly(TM) method of communication over the Internet. A copy of the Company's press release is included in this report as Exhibit 99.1 and incorporated herein by reference.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Axeda Systems Inc.

Date: June 30, 2004                     By: /s/ Thomas J. Fogarty
                                            --------------------------
                                            Thomas J. Fogarty,
                                            Executive Vice President and
                                             Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number       Description
=======   ===============================================================
99.1      Press release, dated June 30, 2004, issued by Axeda Systems Inc.
           announcing that it has been awarded a patent from the United States Patent and Trademark Office for a key element of its Firewall-Friendly(TM) method of communication over the Internet.